SECURITIES  AND  EXCHANGE  COMMISSION
                            WASHINGTON,  D.C.  20549

                            ------------------------

                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant    [X]

Filed by party other than the Registrant     [ ]

Check  the  appropriate  box:

[ ]     Preliminary  Proxy  Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]     Definitive  Proxy  Statement

[ ]     Definitive  Additional  Materials

[ ]     Soliciting  Material  Pursuant  to  ss. 240.14a-11(c) or ss. 240.14a-12


                                   FILING BY:
                               Z-SEVEN FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                                      N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee  (Check the appropriate box):

[X]   No  fee  required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)   Title  of  each  class  of  securities  to which transaction applies:

     (2)   Aggregate  number  of  securities  to  which  transaction  applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)   Proposed  maximum  aggregate  value  of  transaction:

     (5)   Total  fee  paid:


[ ]   Fee  paid  previously  with  preliminary  materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)     Amount  Previously  Paid:
                                       -----------------------------------------
     (2)     Form, Schedule or Registration Statement No.:
                                                           ---------------------
     (3)     Filing  Party:
                            ----------------------------------------------------
     (4)     Date  Filed:
                          ------------------------------------------------------

                               Z-SEVEN FUND, INC.
                               1819 S. DOBSON ROAD
                                    SUITE 109
                                 MESA, AZ  85202
                                 (480) 897-6214
                              _____________________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD DECEMBER 8, 2000
                              _____________________


To  the  Shareholders  of  the  Z-Seven  Fund,  Inc.:

     Notice is hereby given that the Annual Meeting of the Shareholders of the Z-SEVEN FUND, INC. (the "Fund"), a Maryland corporation, will be held at the offices of KPMG LLP, One Arizona Center, Suite 1100, 400 E. Van Buren, Phoenix, Arizona on December 8, 2000, at 11:00 A.M. (Mountain Standard Time) for the following purposes:

     1) To consider and to act upon the election of five Directors for a term of one year until the next Annual Meeting or until their successors have been duly elected and qualified;

     2) To approve the selection by the Board of Directors of KPMG LLP as independent public auditors for the Fund for the fiscal year ending December 31, 2000; and,

     3) To consider and act upon a proposal to approve the Investment Advisory Agreement between the Fund and TOP Fund Management, Inc.

     4) To transact such business as may properly come before the meeting or at any adjournment thereof.

     Shareholders of record at the close of business on October 31, 2000, are entitled to notice of, and to vote at, the meeting, including any adjournment thereof. Shareholders are urged to mark, date, sign and return the enclosed form of proxy at their earliest convenience so that a quorum will be present and a maximum number of shares may be voted.


                              By  Order  of  the  Board  of  Directors,

                              \s\  Barbara  Perleberg

                              Barbara  D.  Perleberg
                              Secretary

Dated:  November  10,  2000

                               Z-SEVEN FUND, INC.
                               1819 S. DOBSON ROAD
                                    SUITE 109
                                 MESA, AZ  85202
                                 (480) 897-6214
                               __________________

                                 PROXY STATEMENT
                               __________________


                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD DECEMBER 8, 2000

          This statement is furnished in connection with the solicitation of the Accompanying proxy by the Z-Seven Fund, Inc. (the "Fund"), a Maryland corporation, for use at the Annual Meeting of Shareholders of the Fund to be held December 8, 2000, and at any adjournment thereof. It is anticipated that this Proxy Statement and the accompanying form of Proxy will be given or mailed to shareholders on or about November 10, 2000.
          If the enclosed proxy form is executed properly and returned in time to be voted at the meeting, the shares represented will be voted according to the instructions contained therein. Executed proxies that are unmarked will be voted: (i) for the nominees of the Board of Directors of the Fund in the election of directors; (ii) in favor of the selection of the independent auditors for the Fund; and (iii) to approve the Investment Advisory Agreement between the Fund and TOP Fund Management, Inc. Any proxy may be revoked at any time prior to its exercise by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the meeting and voting in person.
          The Board of Directors has fixed the close of business on October 31, 2000, as the record date for the determination of shareholders entitled to notice of, and vote at, the meeting or any adjournment thereof, and only shareholders of record at the close of business on that day will be entitled to vote.
          As of October 13, 2000, there were issued and outstanding 2,027,731 shares of Common Stock. Each share of Common Stock is entitled to one vote. There is no provision for cumulative voting. Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. An abstention by a shareholder, either by proxy or by vote in person at the Meeting, has the same effect as a negative vote. Shares held by a broker or other fiduciary as record owner for the account of the beneficial owner are counted toward the required quorum if the beneficial owner has executed and timely delivered the necessary instructions for the broker to vote the shares or if the broker has and exercises discretionary voting power. Where the broker or fiduciary does not receive instructions from the beneficial owner and does not have discretionary voting power as to one or more issues before the Meeting, but grants a proxy for or votes such shares, they will be counted toward the required quorum but will have the effect of a negative vote on any proposals on which it does not vote. In accordance with Maryland law, shares held by two or more persons (whether as joint tenants, cofiduciaries or otherwise) will be voted as follows: unless a written instrument or court order providing to the contrary has been filed with the Secretary of the Fund: (1) if only one votes, the vote will bind all; (2) if more than one vote, the vote of the majority will bind all; and (3) if more than one vote and the vote is evenly divided, the shares will be voted in accordance with the determination of a majority of such persons and any person appointed to act by a court of competent jurisdiction, or, in the absence of such appointment, the vote will be cast proportionately.
          If, by the time scheduled for the meeting, a quorum is not present, or if a quorum is present but sufficient votes in favor of any of the proposals described in the Proxy Statement are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. If a quorum is present, votes will be taken for the election of directors and on any proposal or proposals as to which there are sufficient votes for approval; and the remaining proposal or proposals may be considered at an adjourned meeting or meetings. No adjournment will be for a period exceeding 120 days after the record date. Any such adjournment will require the affirmative vote of a majority of shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment those proxies which instruct them to vote in favor of the proposals to be considered at the adjourned meeting, and will vote against any such adjournment those proxies which instruct them to vote against or to abstain from voting on all proposals to be considered at the adjourned meeting.

          The Annual Report of the Fund for the fiscal year ended December 31, 1999, including audited financial statements and the Semi-Annual Report for the period ended June 30, 2000, were mailed to stockholders of record at the close of business on February 29, 2000, and August 29, 2000, respectively. The Fund will furnish, without charge, a copy of the Annual Report and the Semi-Annual Report to a shareholder upon request to the address or phone number listed above.
          The cost of solicitation of proxies will be paid by the Fund. Persons holding stock as nominees will be reimbursed, upon request, for their reasonable expenses in sending or forwarding solicitation material to the principals of the accounts. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, facsimile, personal interview, or other means by officers or directors of the Fund.
          As of October 13, 2000, the following persons owned of record, or beneficially, 5% or more of the outstanding shares of the Fund:

    NAME AND ADDRESS OF BENEFICIAL OWNER             NUMBER OF SHARES   PERCENT OF CLASS
    ------------------------------------             -----------------  ----------------
      Sir John M. Templeton                                 465,913          22.98 (1)
      P.O. Box 7759
      Lyford Cay, Nassau, Bahamas

      Barry Ziskin                                          592,028          29.20 (2)
      2302 W. Monterey Circle
      Mesa, AZ  85202

      Thomas W. Lee                                         161,664           7.97 (3)
      130  - 10th Street
      San Francisco, CA  94103

      William Wood                                          136,000           6.71 (4)
      P.O Box 143
      Bedford, VA  24523-0143

     (1)  Agape  Co.,  S.A.  owns  465,913  shares. Agape Co., S.A. is indirectly controlled by Sir John
Templeton.  The  shares  were  issued  to  Agape  in a private placement in December, 1992.  The Fund is obligated  to  register  these  shares  for  sale  in  the  open  market upon Agape's request.  Previous negotiations  for  the  repurchase  of  these  shares  by  the  Fund  have  been  discontinued.
     (2)   The shares shown include 368,002 shares owned by Ziskin Asset Management, Inc., of which Mr.
Ziskin  is  sole  shareholder;  53,200 shares owned by TOP Fund Management, Inc., of which Mr. Ziskin is sole  shareholder;  and  102,780  shares  owned by Ziskin Asset Management, Inc. Profit Sharing Plan, of
which  Mr.  Ziskin  is  Trustee.
     (3)  The  shares  held  by  Mr.  Lee,  who  is an Officer and Director of Red Cart Market, Inc. and
President  of  The  San  Francisco  Advertiser,  include:  50,050  shares  owned  by  The  San Francisco
Advertiser; 43,500 shares owned by Red Cart Market, Inc. Profit Sharing Plan; 28,714 shares owned by The
Lee  Investment Partnership; 31,000 shares owned by The San Francisco Advertiser Profit Sharing Plan, of
which  Mr.  Lee  is  a  Trustee; and 3,200 shares owned by Red Cart Market , Inc. D.B.A. Pet Club Profit
Sharing  Plan.
     (4)  The  shares  held  by Mr. Wood are registered at Norwest Bank Minnesota Shareowner Services in record  name.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

          The Bylaws of the Fund provide that the Board of Directors shall consist of not less than three nor more than fifteen directors, with the exact number being set from time to time by the Board. The Board currently consists of five directors, each of whom serves until the next annual meeting of stockholders and until his or her successor, if there is to be one, is elected and qualified. The individuals named in the following table have been nominated by the Fund's Board of Directors for election as directors, each to hold office until the next Annual Meeting of Shareholders and until his or her successor is duly elected and qualified. All five of the nominees are currently members of the Board of Directors. Each of the nominees has consented to his or her nomination and has agreed to serve if elected.

IF THE PROXY CARD IS PROPERLY EXECUTED BUT UNMARKED, IT WILL BE VOTED FOR ALL THE NOMINEES. If for any reason, any nominee should not be available for election or able to serve as a director, the proxies will exercise their voting power in favor of such substitute nominees, if any, as the Board of Directors of the Fund may designate. The Fund has no reason to believe that it will be necessary to designate a substitute nominee. Each nominee who receives the affirmative vote of a majority of all votes cast at the Meeting will be elected so long as a quorum is present.




                                                          Positions Held
Name (age)                                                  With Fund                           Principal Occupation
-------------------------------------------  ----------------------------------------  --------------------------------------
Maria De Los Santos (38)                     Director                                  Controller, DDC-I, Inc. (1994-2000);
809 Baylor Lane                              Secretary/Treasurer, Z-Seven Fund,
Chandler, AZ 85225                           Inc., TOP Fund Management, Inc., and
                                             Ziskin Asset Management, Inc.


Albert I. Feldman (73)                       Director                                  Retired, CFO, The San Francisco
184 Amber Dr.                                Advertiser (1970-1998)
San Francisco, CA  94131

Dr. Jeffrey Shuster (48)                     Director                                  President & CEO,
32 East Ridge Court                          Jeffrey Shuster, DDS, PC
Cheshire, CT 06410                           A Professional Corporation
    (1981-present)

Barry Ziskin* (48) (2)                       Director,                                 President, Ziskin Asset
2302 W. Monterey Circle                      President                                 Management, Inc. (1975-present);
Mesa, AZ  85202                              President, TOP Fund Management,
    Inc. (1983-present)

Rochelle Ziskin* (46) (4)                    Director                                  Assoc. Professor (2000-present), Asst.
5119 Wyandotte, #3 South                     Professor (1994-2000) Univ. of Missouri
Kansas City, MO 64112                        - Kansas City; J.P. Getty Fellow,
    (1993-94); Visiting Asst. Professor,
    Univ. of Oregon (1993); Ph.D., Harvard
    Univ. (1985-1992)



                                                              Shares of
                                                             Common Stock
                                                Director     Beneficially
Name (age)                                       Since          Owned      % of Class
-------------------------------------------  -------------  -------------  ----------
Maria De Los Santos (38)                         12/11/98            N/A         **
809 Baylor Lane
Chandler, AZ 85225
    Ziskin Asset Management, Inc.
                                               (1988-1994)

Albert I. Feldman (73)                            11/6/98         81,050    4.00 (1)
184 Amber Dr.
San Francisco, CA  94131

Dr. Jeffrey Shuster (48)                          3/16/86            600         **
32 East Ridge Court
Cheshire, CT 06410
    (1981-present)

Barry Ziskin* (48) (2)                            9/16/83        592,028   29.20 (3)
2302 W. Monterey Circle
Mesa, AZ  85202
    Inc. (1983-present)

Rochelle Ziskin* (46) (4)                         4/08/85         17,600         **
5119 Wyandotte, #3 South
Kansas City, MO 64112
    (1993-94); Visiting Asst. Professor,
    Univ. of Oregon (1993); Ph.D., Harvard
    Univ. (1985-1992)

**    Less  than  1%
*     Nominees  considered  "Interested  Persons"  of  the  Fund
(1)  These  shares  include 50,050 shares owned by the San Francisco Advertiser, of which Mr. Feldman was CFO until 1998, and
       31,000  owned  by the San Francisco Advertiser Profit Sharing Plan, of which Mr. Feldman is Trustee with shared voting power.
(2)  Mr.  Ziskin  is  the  principal  executive  officer  and  only  director  of  the  Fund's  Investment  Adviser.
(3)  Please  see  table  of  5%  or  more  Beneficial  Owners,  Footnote  2.
(4)  Ms.  Ziskin  is  the  sister  of  Barry  Ziskin.

          Directors of the Fund as a group own beneficially 691,278 shares (34.09%) of the outstanding shares. Mr. Ziskin beneficially owns 29.20% of the outstanding shares, as follows: Mr. Ziskin is the sole shareholder of Ziskin Asset Management, Inc. which owns approximately 18.2% of the outstanding shares; Mr. Ziskin is the sole shareholder of TOP Fund Management, Inc., the Fund's investment Adviser, which owns 2.6% of the outstanding shares; Mr. Ziskin is Trustee for Ziskin Asset Management, Inc. Profit Sharing Plan which owns approximately 5.1% of the outstanding shares; and Mr. Ziskin personally owns approximately 3.2% of the outstanding shares. Mr. Feldman shares beneficial ownership of the following percentages of outstanding shares: the San Francisco Advertiser owns 2.5%; The San Francisco Advertiser Profit Sharing Plan, of which Mr. Feldman is a Trustee and shares voting power in, owns 1.5%. Other directors each own less than 1% of the total shares outstanding.
           Under an agreement dated December 29, 1983, between the Fund and Ziskin Asset Management, Inc., Mr. Ziskin must vote all shares of the Fund's Common Stock, which Ziskin Asset Management owns directly or indirectly, on each matter presented to the shareholders for their vote, in the same proportion for and against such matters as all outstanding shares owned by other shareholders of the Fund are voted on such matters.
          The Board of Directors of the Fund has a standing Audit Committee which was established on August 4, 1988. Members of the Audit Committee are currently Jeffrey Shuster, Albert Feldman, and Maria De Los Santos. None of the current members of the Audit Committee are interested persons of the Fund. The Audit Committee has responsibility for overseeing the independent auditors, approving annual financial statements and assisting the Board of Directors with respect to the review of the adequacy and effectiveness of the Fund's accounting and operating controls. The Board does not have nominating or compensation committees.
          During the fiscal year ended December 31, 1999, the Board held 7 Board meetings and 1 Board committee meeting. Each of the incumbent directors attended 75% or more of the aggregate of (i) the Board meetings held while s/he was a director and (ii) the Committee meetings held by Board Committees on which s/he served. The Fund pays each of its directors $500 in compensation (plus reimbursement of expenses) for each Board meeting that a director attends. Accordingly, during the year Dr. Shuster, Mr. Feldman, and Ms. Ziskin each received $3,500 in compensation for attending 7 Board meetings, and Ms. De Los Santos received $3,000 for attending 6 Board meetings. The directors do not receive any additional compensation from the Fund. Mr. Ziskin (also an officer and director of the Adviser and its affiliates) attended all of the Fund's Board meetings, but does not receive any compensation from the Fund.

                                   PROPOSAL  2
                                     APPROVAL
                                        OF
                              INDEPENDENT  AUDITORS

          The Board of Directors has directed that there be submitted to the shareholders for approval the selection of KPMG LLP as independent auditors to report on the Financial Statements of the Fund for the fiscal year ending December 31, 2000. No member of KPMG LLP has any direct or indirect financial interest in the Fund.
          A representative of KPMG LLP is expected to attend the Annual Meeting of Shareholders, and such representative will be given the opportunity to make a statement, and is expected to be available to respond to appropriate questions. The affirmative vote of a majority of the outstanding stock is required to approve the selection of independent auditors.

                                   PROPOSAL  3
                 APPROVAL  OF  THE INVESTMENT  ADVISORY  AGREEMENT

          Investment management services are furnished to the Fund by TOP Fund Management, Inc. (the "Adviser") pursuant to an Investment Advisory Agreement dated February 17, 1987 (the "Current Agreement"). TOP Fund Management, Inc. has its principal place of business at 1819 S. Dobson Road, Suite 109, Mesa, AZ 85202. The Board of Directors of the Fund last submitted the Current Agreement to the shareholders for approval on December 20, 1999, on terms identical to the existing advisory agreement at that time, except for initial and renewal terms. A majority of the outstanding shares of the Fund approved the Current Agreement at that meeting.

          On September 13, 2000, the Fund's Board of Directors, including all of the directors who are not interested persons of the Fund or the Adviser, resolved to submit the Current Agreement to the shareholders of the Fund for their approval in order to give shareholders the opportunity to affirm the Board's unanimous decision to continue the current management of the Fund. The Board has determined to recommend that the shareholders vote for approval of the Current Agreement, as further described below.

                              CURRENT  AGREEMENT

          Under the Current Agreement, the Adviser furnishes advice to the Fund with respect to investing in, purchasing and selling securities, stock index futures contracts and options thereon.
          The Current Agreement expressly provides that the Fund pays all of the Fund's expenses not assumed by the Adviser. These expenses include, but are not limited to, custodian, depository, registrar, transfer agency, shareholder communications (including preparation and mailing of reports and proxy statements), exchange listing fees, interest, taxes, distribution costs; legal and auditing expenses; general office expenses (space and supplies), compensation, fees and expenses paid to officers, directors and employees of the Adviser and its affiliates (subject to appropriate allocations), and any association dues. The Board reviews on an annual basis any expenses the Fund shares with the Adviser and its affiliates. The Board has approved allocating shared expenses and employment compensation for Fund employees who are not regular employees of the Adviser or its affiliates based generally on the ratio of assets under management between the Fund and the Adviser's affiliates, subject to annual review by the Board and a maximum allocation of any particular expense to the Fund of 75%. Based on this formula, for the fiscal year ended December 31, 1999, the Fund paid $52,953 in office expenses (including rent, office equipment, and miscellaneous office expenses), which was approximately 73% of the total incurred by the Fund, the Adviser and its affiliates, and $118,336 in employee compensation and benefits, which was approximately 63% of the total incurred for employees performing services for the Fund, the Adviser, and the Adviser's affiliates.
          The Current Agreement provides that the Adviser, at its own expense, shall maintain Key Man Insurance covering Barry Ziskin, in an amount not less than $2,000,000. The policy designates the Fund as beneficiary. The Current Agreement further provides that the Adviser will not pay or declare dividends on its stock, redeem, purchase or acquire any share of its stock or make distribution or disposition of its assets if its tangible net worth plus that of Ziskin Asset Management, Inc., which guarantees the obligations of the Adviser under the Current Agreement, would be less than the greater of (i) $1,500,000 or
(ii) 10% of the net assets of the Fund as of the last day of the last calendar quarter, but not more than $2,700,000.
          The Current Agreement provides that the Adviser will receive a base advisory fee at the rate of .3125% of the Fund's average daily net assets during each calendar quarter (equivalent to 1.25% per annum). The Current Agreement also provides that the Adviser will receive a bonus or pay the Fund a penalty, based upon the performance of the Fund and the performance of the Standard & Poor's Composite Index of 500 Stocks (the "S&P 500") during a rolling twelve month period, calculated on a quarterly basis. In general, when the Fund outperforms the S&P 500 by 10% or more during a period, then the Fund pays the Adviser a bonus based on a formula described in the Agreement. Similarly, when the Fund underperforms the S&P 500 by 10% or more during a period, then the Adviser pays the Fund a penalty based on the same formula. The bonus or penalty is payable at the end of each calendar quarter and will not exceed 2.5% of the Fund's average daily net assets in any calendar quarter. Additional details regarding this bonus/penalty performance arrangement may be found in the Investment Advisory Agreement attached as Exhibit A on pages A2-A4.
          During the fiscal years ended December 31, 1999, 1998 and 1997, the base advisory fees paid to the Adviser were $228,530, $258,381, and $306,656, respectively. During the fiscal years ended December 31, 1999, 1998, and 1997 the Adviser paid the Fund a penalty equal to $501,445, $476,146 and $500,990, respectively. Therefore, the Adviser's payment of penalties under the Agreement offset the Fund's payment of fees to the Adviser so that the net effect was a net payment by the Adviser to the Fund of $272,915, $217,765 and $194,334 during the fiscal years ended December 31, 1999, 1998 and 1997, respectively.
          Under an Agreement dated December 29, 1983, the Adviser also reimburses the Fund to the extent that the Fund's aggregate annual expenses
(including the advisory fee but excluding bonus or penalty payments, interest, taxes, brokerage commissions and expenses related to litigation or indemnification of officers and directors) exceeds 3 1/2% of the Fund's average daily net assets up to $20,000,000 plus 1 1/2% of average daily net assets in excess of $20,000,000. This Agreement cannot be terminated without the approval of the Fund and the Adviser.

          The Current Agreement runs for a term ending on December 31, 2000. The Current Agreement may be continued in effect from year to year, in accordance with its terms, so long as such continuance is approved at least annually by the Board of Directors of the Fund, including a majority of the directors who are not parties to the Current Agreement or "Interested Parties" (as defined in the Investment Company Act of 1940) of the Adviser or the Fund, or by a vote of a majority of the outstanding voting shares of the Fund.
          The Current Agreement may be terminated at any time, without payment of any penalty, by the Board of Directors of the Fund or by vote of a majority of the outstanding voting shares of the Fund.

          A copy of the Financial Statements of TOP Fund Management, Inc. and of Ziskin Asset Management, Inc. are included as exhibits to this Proxy Statement.

                              PROPOSED  AGREEMENT

          The terms of the Proposed Agreement are identical to the Current Agreement, except for its initial and termination dates. If approved by the shareholders, the Proposed Agreement would be effective on the date of approval and would be continued in effect from year to year thereafter, in accordance with its terms, so long as such continuance is approved at least annually by the Board of Directors of the Fund, including a majority of the directors who are not parties to the Current Agreement or "Interested Parties" (as defined in the Investment Company Act of 1940) of the Adviser or the Fund, or by a vote of a majority of the outstanding voting shares of the Fund. A copy of the Proposed Agreement is attached hereto as Exhibit A.

 BOARD  RECOMMENDATION  AND VOTE REQUIRED FOR APPROVAL OF THE PROPOSED AGREEMENT

          The Board reviewed various material factors in its evaluation of the Adviser and the Investment Advisory Agreement, including, but not limited to, the performance, services and costs of the Adviser in comparison to other closed-end funds of similar size and nature. The Board of Directors has also considered that the Fund's investment philosophy centers on the seven criteria developed by the Adviser and its affiliates, and that the Adviser's years of experience and research with respect to the seven criteria make the Adviser the investment manager most capable of applying these principles to manage the Fund. The Board has also reviewed the Adviser's commitment to the Fund, as evidenced by the substantial significant portion of the Adviser's and its affiliates' net worth invested in the Fund.
          THEREFORE, THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT.
          Approval of the Proposed Agreement requires the affirmative vote of a majority of the outstanding voting shares of the Fund. Under the Investment Company Act of 1940, the vote of a majority of the outstanding shares means the lesser of (a) more than 50% of the outstanding shares; or (b) if more than 50% of the outstanding shares are present at the meeting in person or by proxy, then 67% or more of the shares present. In the event that a quorum is present at the meeting but sufficient votes in favor of the Proposed Agreement have not been received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote by a majority of the shares present in person or by proxy at the meeting. The persons named as proxies will vote in favor of such adjournment those proxies which are required to be voted in favor of the Proposed Agreement. They will vote against such adjournment those proxies required to be voted against the Proposed Agreement.
          If the shareholders approve the Proposed Agreement, the Current Agreement will be terminated at the same time as the Proposed Agreement becomes effective. If the Proposed Agreement is not approved by the shareholders at the Meeting, the Current Agreement will continue in effect and the Board of Directors will consider such alternative management arrangements as it deems appropriate and will submit its recommendations to the Fund's shareholders.

                              FURTHER  INFORMATION

          The sole director of the Adviser is Barry Ziskin. Mr. Ziskin's principal occupation is President of TOP Fund Management, Inc. and Ziskin Asset Management, Inc. The officers of the Adviser are: Barry Ziskin, President and Treasurer; and Barbara D. Perleberg, Secretary. An affiliate of the Adviser is Ziskin Asset Management, Inc., which owns 18.2% of the Fund's voting securities. Mr. Ziskin is the sole stockholder of Ziskin Asset Management, Inc.

                              PORTFOLIO  INFORMATION

          The Adviser is responsible for making recommendations to the Fund to buy and sell portfolio securities, to hold assets in cash, to invest in all types of securities and to enter into options on stock indexes, stock index futures contracts and options thereon, and foreign exchange contracts in whatever amounts or proportions the Adviser believes best suited to current and anticipated economic and market conditions consistent with the investment policies and restrictions of the Fund. The Adviser is also responsible for placing orders.
          There is no set formula for allocation of brokerage. The Fund's primary objective in selecting broker-dealers through which the Adviser will effect securities transactions is to obtain the most favorable net results, taking into account various factors, including size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers, the best net price available, and the brokerage and research services they are expected to provide the Fund.
          The Fund may allocate orders to the broker-dealers who provide brokerage or research services to the Fund (as such services are defined in section 28(e) of the Securities and Exchange Act of 1934), and may pay such broker-dealers a commission that is in excess of the commission another qualified broker-dealer would have received if it is determined that the commission is reasonable in relation to the value of the services provided.
          The Fund pays for investment advisory publications or other research, other than advisory fees paid to the Adviser under the terms of the Agreement, with "soft" (i.e. commission ) dollars. The research obtained through the Fund's brokerage allocations, whether or not directly useful to the Fund, may be useful to the Adviser in connection with services rendered to the Fund and/or to other accounts managed by the Adviser or by Ziskin Asset Management, Inc. Similarly, research obtained by the Adviser may be useful to the Fund. The Board of Directors, in considering the reasonableness of the brokerage commissions paid by the Fund, will not attempt to allocate, or require the Adviser to allocate the relative cost or benefits to the Fund.
          Futures transactions generally will be effected through those futures commissions merchants ("FCMs") the Fund believes will obtain the most favorable net results. The Fund may allocate futures contract orders to FCMs who provide commodity brokerage research services. The normal operation of the commodities marketplace will require that the FCM have a beneficial interest in any Sub-Custodial account created for the benefit of the Fund.
          For the years 1999, 1998, and 1997, the aggregate amount of commissions paid by the Fund were $30,675, $76,814, and $172,425, respectively. Commissions expressed as a percentage of average daily net assets are as follows: 1999: 0.168%; 1998: 0.372%; and 1997: 0.703%.
          The portfolio turnover rate of the Fund in each of the last three years has been as follows: 1999: 14.9%; 1998: 73.1%; and 1997: 111.3%.

                                APPRAISAL RIGHTS

Shareholders of the Fund are not entitled to rights of appraisal with respect to the proposals to be voted upon at the Annual Meeting.

                  SHAREHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

          If a shareholder wishes to present a proposal to be included in the Proxy Statement for the 2001 Annual Meeting of Shareholders, which the Board of Directors anticipates will be held on or about December 7, 2001, such proposal must be submitted in writing and received at the Fund's principal executive office not less than 120 days in advance of November 9, 2001.

     COMPLIANCE  WITH  SECTION  16(A)  OF  THE  SECURITIES  EXCHANGE ACT OF 1934

          Section 16(a) of the Securities Exchange Act of 1934 requires the Fund's directors and officers and persons who beneficially own more than 10% of a registered class of the Fund's equity securities, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Copies of all Section 16(a) forms filed by directors, officers and 10% shareholders are required to be provided to the Fund. To the Fund's knowledge, during the most recently completed fiscal year ended December 31, 1999, all directors, officers, and 10% stockholders complied with Section 16(a) filing requirements with the following exceptions: Mr. Ziskin was delinquent in filing (1) a Form 4 due January 10, 2000 reporting the acquisition by Ziskin Asset Management, Inc. Profit Sharing Plan of 249.81 shares on December 31, 1999 and (2) a Form 5 due February 14, 2000 reporting charitable gifts totaling 5,000 shares during 1999.

                                  OTHER MATTERS

          The Board of Directors knows of no matters as of this date to be presented at the meeting other than those specified in the Proxy Statement. However, if any other matters come before the meeting it is intended that the proxies will vote thereon in their discretion.
          All shareholders are urged to execute, date and return promptly the enclosed Form of Proxy in the enclosed return envelope, regardless of whether they intend to be present in person at the Annual Meeting.


                              By  Order  of  the  Board  of  Directors,


                              \s\  Barbara  Perleberg

                              Barbara  D.  Perleberg
                              Secretary

Dated:  November  10,  2000
Mesa,  Arizona

                         INDEPENDENT ACCOUNTANTS' REPORT


Board  of  Directors
TOP  Fund  Management,  Inc.
Mesa,  Arizona

We have audited the accompanying balance sheet of TOP Fund Management, Inc. (a New York corporation) as of December 31, 1999. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit of the balance sheet provides a reasonable basis for our opinion.

In our opinion, the balance sheet referred to above presents fairly, in all material respects, the financial position of TOP Fund Management, Inc. as of December 31, 1999, in conformity with generally accepted accounting principles.



\s\  Secore  &  Niedzialek,  P.C.



March  14,  2000

                      TOP  FUND  MANAGEMENT,  INC.
                           Balance  Sheet
                        December  31,  1999

                               ASSETS



Current assets:
  Cash and cash equivalents (Note A)                     $   4,967
  Dividend receivable (Notes A and C)                        2,655
  Note receivable from affiliate (Note B)                  184,538
                                                         ----------

     Total current assets                                  192,160

Investments (Notes A and C)                                409,108
                                                         ----------

Total assets                                             $ 601,268
                                                         ==========

               LIABILITIES AND SHAREHOLDER'S EQUITY

Current liabilities:
  Accrued expenses                                       $  10,461
  Due to affiliate (Note B)                                 59,144
                                                         ----------

     Total current liabilities                              69,605

Note payable to bank (Note D)                              459,577
                                                         ----------

Total liabilities                                          529,182
                                                         ----------

Shareholder's equity:
Common shares, no par value; 200 shares
    authorized, 10 shares issued and outstanding           809,100
  Retained deficit (Note E)                               (584,937)
  Accumulated other comprehensive loss
    (Notes A, C and E)                                    (152,077)
                                                         ----------

     Total shareholder's equity                             72,086
                                                         ----------

Total liabilities and shareholder's equity               $ 601,268
                                                         ==========

Commitments and contingencies (Note B)


    The accompanying notes are an integral part of this financial statement.

                            TOP FUND MANAGEMENT, INC.
                             Notes to Balance Sheet
                                December 31, 1999


NOTE  A  -  NATURE  OF  BUSINESS  AND  SIGNIFICANT  ACCOUNTING  POLICIES

     NATURE OF BUSINESS
     ------------------

TOP Fund Management, Inc. ("TFM"), organized under the laws of the state of New York, is a registered investment advisor which manages the portfolio of the Z-Seven Fund, Inc. ("the Fund"), a registered investment company. The objective of the Fund is long-term capital appreciation through investment, primarily in common stocks and securities immediately convertible into common stock, believed by TFM to have significant growth potential. TFM at no time has custody or possession of the Fund's portfolio, but rather is authorized by the Fund to make trades on its behalf in the Fund's account.

     USE  OF  ESTIMATES
     ------------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

     INVESTMENTS
     -----------

The Company classifies its marketable equity securities as available for sale. These securities are carried in the financial statements at fair value. Realized gains and losses are included in earnings, and unrealized gains and losses are reported as a separate component of shareholder's equity, see Note E. Dividend income is recorded on the ex-dividend date.

     INCOME  TAXES
     -------------

The Company has elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code. Under those provisions, the shareholder is liable for individual federal and state income taxes on the Company's taxable income. As a result, no provision or liability for federal or state income taxes has been included in the financial statements.

     CONCENTRATIONS  OF  CREDIT  RISK
     --------------------------------

The Company occasionally maintains deposits in excess of federally insured limits. Statement of Financial Accounting Standards No. 105 identifies these items as a concentration of credit risk requiring disclosure, regardless of the degree of risk. The risk is managed by maintaining all deposits in high quality financial institutions.

                            TOP FUND MANAGEMENT, INC.
                             Notes to Balance Sheet
                                December 31, 1999
                                   (Continued)


NOTE  B  -  RELATED  PARTY  TRANSACTIONS

    INVESTMENT  ADVISORY  AGREEMENT
    -------------------------------

TFM has entered into an Investment Advisory Agreement ("the Agreement") with the Fund. The Agreement provides for a base management fee equal to .3125% per quarter (equivalent to 1.25% per annum) of the average daily net assets of the Fund.

In addition to such base management fee, TFM will receive a bonus for extraordinary performance (change in net asset value) or pay a penalty for under performance. The bonus/penalty performance arrangement uses the S&P Index of 500 Composite Stocks ("S&P 500 Index") as a measure of performance against which the Fund's net asset value's performance will be measured. The bonus or penalty is payable at the end of each calendar quarter and will not exceed 2.5% of the average daily net assets in the calendar quarter. The performance penalty fee can exceed the base management fee. Furthermore, the bonus/penalty arrangement will not become operative unless the performance of the Fund exceeds, either positively or negatively, the S&P 500 Index percentage change during the same period of time by more than 10.0%. At December 31, 1999, TFM owes the Fund a net $59,144 comprised of $114,265 owed to the Fund in penalties as determined by the bonus/penalty arrangement and $55,121 due to TFM in base management fees.

The Agreement also provides that if the Fund's expenses on an annual basis (including the base management fee, but excluding any bonus or penalty payments, taxes, interest, brokerage commission and certain litigation expenses) exceed 3.5% of the average daily net assets of the Fund up to $20 million plus 1.5% of the average daily net assets in excess of $20 million, TFM shall reimburse the Fund annually for any such excess expenses up to the aggregate amount of the basic advisory fee. For the year ended December 31, 1999, an expense reimbursement was not required.

Ziskin Asset Management, Inc. ("ZAM"), an affiliated company has guaranteed and pledged stock to the Fund to cover any penalty or expenses incurred by TFM under the Agreement with the Fund. In addition, the Agreement has several covenants, among them, that ZAM and TFM agree not to declare or pay any dividends or make any other distribution of their common stock unless the combined tangible net worth of the companies is not less than the greater of (i) $1,500,000 or (ii) 10% of the net assets of the Fund, as of the last day of the most recently ended fiscal quarter, but not more than $2,700,000. At December 31, 1999, the net assets of the Fund were approximately $17,569,000. TFM and ZAM were in compliance with all covenants at December 31, 1999.

                            TOP FUND MANAGEMENT, INC.
                             Notes to Balance Sheet
                                December 31, 1999
                                   (Continued)


NOTE  B  -  RELATED  PARTY  TRANSACTIONS  (CONTINUED)

    AFFILIATES
    ----------

At  December  31, 1999, TFM has a 9% note receivable totaling $184,538 from ZAM.

The sole shareholder of TFM is also the Director and President of the Fund, and the sole shareholder of ZAM.

NOTE  C  -  INVESTMENTS

The Company owns 53,200 shares of Z-Seven Fund, Inc. These shares have an original cost of $561,185 and a fair market value of $409,108 at December 31, 1999. The unrealized loss for these equity securities at December 31, 1999, was $152,077. In September 1999, the Fund declared dividends payable totaling $0.0499 per share to the shareholders of record at December 21, 1999, to be paid on December 30, 1999, of which $2,655 was received in 2000.

NOTE  D  -  NOTE  PAYABLE  TO  BANK

In April 1999, the Company obtained a $700,000 line of credit with Wells Fargo Bank, NA with interest at the prime rate (8.5% at December 31, 1999) plus 0.5%. The note matures May 2004 and requires only monthly interest payments. The note is co-guaranteed by ZAM and by the sole shareholder of TFM. In addition, ZAM has pledged 225,000 shares of Z-Seven stock as additional collateral. At December 31, 1999 the unused portion of the note was $240,423.

NOTE  E  -  RETAINED  DEFICIT  AND  ACCUMULATED  OTHER  COMPREHENSIVE  LOSS

   Changes  in  retained  deficit  for  1999  are  as  follows:

      Balance, beginning of year             $(282,203)

      Net loss                                (302,734)
                                             ----------

      Balance, end of year                   $(584,937)
                                             ==========


   Changes in accumulated other comprehensive loss resulting from unrealized Loss on investments for 1999 are as follows:


      Balance, beginning of year             $(135,585)

      Unrealized loss incurred                 (16,492)
                                             ----------

      Balance, end of year                   $(152,077)
                                             ==========

                         INDEPENDENT ACCOUNTANTS' REPORT


Board  of  Directors
Ziskin  Asset  Management,  Inc.
Mesa,  Arizona

We have audited the accompanying balance sheet of Ziskin Asset Management, Inc. (a New York corporation) as of December 31, 1999. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit of the balance sheet provides a reasonable basis for our opinion.

In our opinion, the balance sheet referred to above presents fairly, in all material respects, the financial position of Ziskin Asset Management, Inc. as of December 31, 1999, in conformity with generally accepted accounting principles.




\s\  Secore  &  Niedzialek,  P.C.


March  14,  2000

                          ZISKIN ASSET MANAGEMENT, INC.
                                  Balance Sheet
                                December 31, 1999

                                     ASSETS

Current assets:
    Cash and cash equivalents (Note A)                       $  74,880
    Accounts receivable (Note A)                                11,247
    Dividend receivable (Notes A and C)                         18,363
    Refundable income taxes (Notes A and D)                     17,950
    Other                                                          914
                                                            ----------

         Total current assets                                  123,354

Note receivable from shareholder (Note B)                      339,131
Deferred income tax assets (Notes A and D)                     547,300
Investments (Notes A, B and C)                               2,829,935
                                                            ----------

Total assets                                                $3,839,720
                                                            ==========

                    LIABILITIES AND SHAREHOLDER'S EQUITY

Current liabilities:
    Accounts payable  and accrued expenses                  $    2,339
    Unearned portfolio fees (Note A)                            42,401
    Note payable to affiliate (Note B)                         184,538
                                                            ----------

         Total current liabilities                             229,278

Unearned subscription revenues (Note A)                         62,000
                                                            ----------

         Total liabilities                                     291,278
                                                            ----------

Shareholder's equity:
    Common shares, no par value;  200 shares authorized,
        100 shares issued and outstanding                        1,500
    Additional paid in capital                                   6,191
    Retained earnings (Note E)                               3,280,729
    Accumulated other comprehensive income (Notes A and E)     260,022
                                                            ----------

         Total shareholder's equity                          3,548,442
                                                            ----------

Total liabilities and shareholder's equity                  $3,839,720
                                                            ==========

Commitments and contingencies (Note B)


    The accompanying notes are an integral part of this financial statement.

                          ZISKIN ASSET MANAGEMENT, INC.
                             Notes to Balance Sheet
                                December 31, 1999


NOTE  A  -  NATURE  OF  BUSINESS  AND  SIGNIFICANT  ACCOUNTING  POLICIES

     NATURE OF BUSINESS
     ------------------

Ziskin Asset Management, Inc. ("ZAM"), organized under the laws of the state of New York, is a registered investment advisor, which manages accounts for various individuals and institutions on a discretionary basis for a fee. The objective of such accounts is long-term capital appreciation through investment, primarily in common stocks and securities immediately convertible into common stock, believed by ZAM to have significant growth potential. ZAM at no time has custody or possession of the clients' funds or securities, except for prepaid investment management fees, but rather is authorized by the clients to make investments on their behalf in their accounts.

     USE  OF  ESTIMATES
     ------------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

     ACCOUNTS  RECEIVABLE
     --------------------

The Company uses the allowance method to provide a reserve for uncollectible accounts receivable. Uncollectible accounts are charged to the allowance account when incurred. Management believes the allowance is sufficient for any uncollectible amounts. The allowance for doubtful accounts at December 31, 1999 was $0.

     REVENUE  RECOGNITION
     --------------------

Investment management fees are recognized as the related services are performed.

     INVESTMENTS
     -----------

The Company classifies its marketable equity securities as available for sale. These securities are carried in the financial statements at fair value. Realized gains and losses are included in earnings, and unrealized gains and losses, net of income taxes, are reported as a separate component of shareholder's equity, see Note E. Dividend income is recorded on the ex-dividend date.

                          ZISKIN ASSET MANAGEMENT, INC.
                             Notes to Balance Sheet
                                December 31, 1999
                                   (Continued)

NOTE  A  -  NATURE  OF  BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     UNEARNED  PORTFOLIO  FEES
     -------------------------

Unearned portfolio fees represents annual advance fees paid by clients. These fees are recognized as revenue based on the annual account performance when the clients' investment portfolios increase in value. If the investment portfolios decrease in value, the unearned advance fees are carried forward to future periods or are refunded.

     UNEARNED  SUBSCRIPTION  REVENUES
     --------------------------------

In prior years, the Company published and distributed, for a fee, an investment newsletter. The newsletter was discontinued and the amounts shown represent unearned revenues. The Company is currently negotiating with these subscribers, with the possibility of offering other services in satisfaction of the revenues collected.

     INCOME  TAXES
     -------------

Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes. Deferred taxes are recognized for differences between the basis of assets and liabilities for financial statement and income tax purposes. The differences relate primarily to unrealized gains or losses on investments (not recognized for income tax purposes until the investments are disposed). The deferred tax assets and liabilities represent the future tax consequences of these differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled.

     PROFIT  SHARING  PLAN
     ---------------------

The Company maintains a profit sharing plan covering all eligible full time employees. Contributions to the plan are at the discretion of the Board of Directors. As of December 31, 1999 all contributions to the plan have been fully funded.

     CONCENTRATION  OF  CREDIT  RISK
     -------------------------------

The Company occasionally maintains deposits in excess of federally insured limits. Statement of Financial Accounting Standards No. 105 identifies these items as a concentration of credit risk requiring disclosure, regardless of the degree of risk. The risk is managed by maintaining all deposits in high quality financial institutions.

                          ZISKIN ASSET MANAGEMENT, INC.
                             Notes to Balance Sheet
                                December 31, 1999
                                   (Continued)


NOTE  B  -  RELATED  PARTY  TRANSACTIONS

Under the Guarantee and Pledge Agreement (the "Guarantee") that the Company has with the Z-Seven Fund, Inc. (the "Fund"), ZAM has guaranteed to pay any penalties and expenses incurred by TOP Fund Management, Inc. ("TFM"), an affiliated company, under TFM's advisory agreement with the Fund. Additionally, the Company has pledged marketable equity securities (Note C) as collateral under the Guarantee.

The Guarantee has several covenants, among them, that ZAM and TFM agree not to declare or pay any dividends or make any other distribution of their common stock unless the combined tangible net worth of the companies is not less than the greater of (i) $1,500,000 or (ii) 10% of the net assets of the Fund, as of the last day of the most recently ended fiscal quarter, but not more than $2,700,000. At December 31, 1999, the net assets of the Fund were approximately $17,569,000. ZAM and TFM were in compliance with all covenants at December 31, 1999.

The sole shareholder of ZAM is also the Director and President of the Fund, and the sole shareholder of TFM.

The  Company  subleases  office  space  from the Fund on a month to month basis.

At December 31, 1999, the Company has a note receivable from its sole shareholder totaling $339,131 with interest at the prime rate (8.5% at December 31, 1999) plus 0.5%. The note requires annual interest only payments and matures December 31, 2002.

At December 31, 1999, the Company has a 9% note payable to TFM totaling $184,538 due December 31, 2000.

The Company and its sole shareholder, co-guaranteed a $700,000 bank line of credit agreement for TFM. As part of the loan agreement, ZAM has also pledged 225,000 shares of the Fund. At December 31, 1999, $459,577 was outstanding on the bank loan to TFM.

NOTE  C  -  INVESTMENTS

The Company owns 368,002 shares of Z-Seven Fund, Inc. These shares have an original cost of $3,064,358 and a fair market value of $2,829,935 at December 31, 1999. ZAM has pledged 21,900 shares as collateral under a guarantee agreement with the Fund, as described in Note B. In addition, the Company has pledged 225,000 shares as collateral under a line of credit agreement on behalf of TFM. In September 1999, the Fund declared dividends payable totaling $0.0499 per share to the shareholders of record at December 21, 1999, to be paid on December 30, 1999, which was received in 2000.

                          ZISKIN ASSET MANAGEMENT, INC.
                             Notes to Balance Sheet
                                December 31, 1999
                                   (Continued)


NOTE  D  -  INCOME  TAXES

    The Company's total deferred tax assets  and  liabilities  are  as follows:


        Total deferred tax assets, long-term  $   547,300

        Less valuation allowance                        -

        Total deferred tax liabilities                  -
                                              -----------

        Net deferred tax assets               $   547,300
                                              ===========

    As of December 31, 1999, loss carrybacks of approximately $53,300 are available to offset prior years' federal income taxes. The tax benefit of the loss carryback is approximately $18,000. In addition, $355,000 of loss carryforwards are available to offset future state income taxes. If not used, the carryforwards expire in 2003 and 2004. The tax benefit of the loss carryforward is approximately $28,000.


NOTE  E  -  RETAINED  EARNINGS  AND  ACCUMULATED  OTHER  COMPREHENSIVE  INCOME

    Changes  in  retained  earnings  for  1999  are  as  follows:

        Balance, beginning of year             $3,309,527

        Net loss                                  (28,798)
                                               -----------

        Balance, end of year                   $3,280,729
                                               ===========



Changes in accumulated other comprehensive income resulting from unrealized loss on investments for 1999 are as follows:

    Balance, beginning of year                                    $   328,103

    Unrealized loss incurred, net of deferred income tax benefit      (68,081)
                                                                  ------------

    Balance, end of year                                          $   260,022
                                                                  ============

                                                                     EXHIBIT  A
                          INVESTMENT ADVISORY AGREEMENT

     THIS  INVESTMENT  ADVISORY  AGREEMENT,  dated                  ,  made  and
                      entered into by and between Z-Seven Fund, Inc., a Maryland corporation (hereinafter called the Investment Company") and TOP Fund Management, Inc., a New York Corporation (hereinafter called "The Adviser").

                                   WITNESSETH:

     The  parties  agree  as  follows:

     1. Investment Services. The Adviser shall furnish advice to the Investment Company with respect to investing in and purchasing and selling securities and stock index futures contracts and related options thereon, and, subject to the control of the Board of Directors of the Investment Company, shall determine what securities and stock index futures contracts and related options thereon shall be purchased or sold by the Investment Company and shall effect such purchases and sales. The Adviser shall attempt to effect the purchase and sale of such securities and stock index futures contracts and related options thereon with and through such broker-dealers or futures commissions merchants, as the case may be, as the Invest-ment Company directs. In the case of any transactions where the Investment Company determines that more than one broker-dealer would provide the best price and execution, the Adviser may in its discretion, effect such transaction with or through any of such broker-dealers or futures commission merchants, as the case may be, on the basis of the furnishing of research, statistical or other services by such broker-dealers or futures commissions merchants, as the case may be, to the Adviser or Investment Company, or on such other reasonable basis as the Adviser or the Investment Company determines. Any such sales, statistical, research or other services rendered by broker-dealers or futures commissions merchants shall not in any way offset or reduce the compensation to be paid to the Adviser hereunder.

     2. Additional Services. The Adviser shall furnish at the request of the Board of Directors of the Investment Company, without expense to the Investment Company, the services of all persons, including all directors, officers and employees of the Adviser (such persons to be satisfactory to the Investment Com-pany's Board of Directors), to serve as directors and officers of the Investment Company, if any of such persons are elected or appointed to such capacities The Adviser shall pay the compensation and travel expenses of all persons acting as directors or officers of the Investment Company, and they shall serve without additional compensation of any kind from the Investment
Company. No other employee of the Investment Company shall receive from the Investment Company any salary or other compensation there-fore while such person is at the same time a director, officer or employee of the Adviser or any of its affili-ates. The foregoing prohibitions on the payment of compensation by the Investment Company shall not apply to consultants and other persons who are not regular members of the Adviser's staff and who are directors, officers or employees of the Investment Company. The Adviser shall have no responsibility to provide the Investment Company with office space or any office equipment or supplies, or persons to per-form administrative, clerical or bookkeeping functions on behalf of the Investment Company.
           The Adviser shall supply the Board of Directors and officers of the Investment Company with all statistical information reasonably required by them and reasonably available to the Adviser.

     3. Information to be Supplied by the Investment Company. The Investment Company shall at all times keep the Adviser fully informed with regard to the securities owned by it, its funds available or to become available for investment, and generally as to the condition of its affairs. It shall furnish the Adviser with a copy of all financial statements certified by its financial officer, and a signed copy of each report prepared by certified public accountants with respect to it, and with such other information with regard to its affairs, as the Adviser may from time to time reasonably request.

     4. EXPENSES OF THE INVESTMENT COMPANY. The Investment Company shall pay all its expenses not assumed by the Adviser as provided herein. Such expenses shall include, but shall not be limited to, custodian, depository, registrar, stock transfer and dividend disbursing fees and expenses; costs of the designing, printing and mailing of reports, proxy statements and notices to its shareholders; expenses and fees of listing the Investment Company's securities on an exchange; interest; taxes; expenses of the issu-ance or sale of shares of the Investment Company (including registration and qualification expenses and the cost of stock certificates); legal and auditing expenses; telephone and telegraph expenses; the expenses of office space, equipment and supplies; compensation, fees and expenses paid to the directors, officers or employees of the Adviser or any of its affiliates; association dues; costs of stationery and forms prepared exclusively for the Investment Company; and costs of data transmissions. In the event that any employee of the Investment Company performs services for the Adviser, there shall be charged to the Adviser a pro rata share of the costs (allocated on the basis of working hours devoted to the Adviser's affairs) associated with the employment of such employee incurred by the Investment Company including, without limita-tion, salary expense, social security and other employee taxes and health insurance and other fringe benefits.

     5. COMPENSATION OF THE ADVISER. The Investment Company shall pay to the Adviser on or before the tenth (10th) day following the end of each calendar quarter, as compensation for the services rendered by the Adviser under this Agreement during such calendar quarter, a base advisory fee (hereinafter called the "Base Advisory Fee") in an amount equal to .3125% of the average daily net asset value of the Invest-ment Company during such calendar quarter, determined on the last day of such calendar quarter; provided, however, that the Base
Advisory Fee for the period from the effective date hereof to the last day of the calendar quarter in which such effective date occurs shall be prorated according to the proportion which such period bears to the full calendar quarter, and provided, further, that upon any termination of this Agreement on a day other than the last day of a calendar quarter, the Base Advisory Fee for the period from the beginning of the calendar quarter in which termination occurs to the date of termination shall be prorated according to the proportion which such period bears to the full calendar quarter.

          In addition to the Base Advisory Fee, the Investment Company shall pay to the Adviser a bonus or the Adviser shall pay to the Investment Company a penalty, in each case on a quarterly basis, depending upon the performance relative to the Standard & Poor's Index of 500 Composite Stocks (hereinafter called the "Index"). The quarterly bonus or penalty, if any, shall be calculated and paid as follows:

     (a) The net asset value of the Investment Company at the beginning of the fourth full calendar quarter preceding the date of determination (the "Beginning NAV") shall be subtracted from the sum of the net asset value of the Investment Company at the end of the calendar quarter immediately preceding the date of determination plus the value of any distributions made by the Investment Com-pany to its shareholders during any of the four calendar quarters that are the subject of the determina-tion. The difference shall be divided by the Beginning NAV and the quotient shall be expressed as a percentage (hereinafter called the "Net Asset Value Percentage Change").

     (b) The level of the Index at the beginning of the fourth full calendar quarter preceding the date of determination (the "Beginning Index") shall be subtracted from the level of the Index at the end of the calendar quarter immediately preceding the date of determination. Adjustments for each distribu-tions, if any, paid on the stocks included in the Index shall be made in the same manner as provided in subparagraph (a) for adjusting net asset value of the Investment Company. The difference shall be divided by the Beginning Index and the quotient shall be expressed as a percentage (hereinafter called the "Index Percentage Change").

     (c) The Index Percentage Change shall then be subtracted from the Net Asset Value Percentage Change, and the difference is hereinafter called the "Performance Differential". It is understood that at any time the Net Asset Value Percentage Change, the Index Percentage Change and the Perfor-mance Differential, or any of them, could be a negative figure. To the extent that the Performance Differential, whether positive or negative, exceeds nine and nine-tenths (9.9) percentage points, there shall be payable, subject to the second proviso of subparagraph (e) below, a bonus or penalty, depending on whether the performance was positive or negative, equal to the product of (x) the average daily net asset of the Investment Company for the four calendar quarters that are utilized in the determina-tion times (y) 25% of the annual bonus/penalty rate computed in accordance with the following table:


                                                             BONUS OR PENALTY
                                                           (ANNUAL PERCENTAGE
                                                             RATE APPLIED TO
                                                              AVERAGE DAILY
PERFORMANCE DIFFERENTIAL                                        NET ASSETS)
-----------------------------                                -------------------
10 to 14.9 percentage points. . . . . . . . . . . . . . . . . . . . 1.0%
15 to 19.9 percentage points. . . . . . . . . . . . . . . . . . . . 1.5%
20 to 24.9 percentage points. . . . . . . . . . . . . . . . . . . . 2.0%
25 to 29.9 percentage points. . . . . . . . . . . . . . . . . . . . 2.5%
30 to 34.9 percentage points. . . . . . . . . . . . . . . . . . . . 3.0%
35 to 39.9 percentage points. . . . . . . . . . . . . . . . . . . . 3.5%
40 to 44.9 percentage points. . . . . . . . . . . . . . . . . . . . 4.0%
45 to 49.9 percentage points. . . . . . . . . . . . . . . . . . . . 4.5%
50 to 54.9 percentage points. . . . . . . . . . . . . . . . . . . . 5.0%
55 to 59.9 percentage points. . . . . . . . . . . . . . . . . . . . 5.5%
60 to 64.9 percentage points. . . . . . . . . . . . . . . . . . . . 6.0%
65 to 69.9 percentage points. . . . . . . . . . . . . . . . . . . . 6.5%
70 to 74.9 percentage points. . . . . . . . . . . . . . . . . . . . 7.0%
75 to 79.9 percentage points. . . . . . . . . . . . . . . . . . . . 7.5%
80 to 84.9 percentage points. . . . . . . . . . . . . . . . . . . . 8.0%
85 to 89.9 percentage points. . . . . . . . . . . . . . . . . . . . 8.5%
90 to 94.9 percentage points. . . . . . . . . . . . . . . . . . . . 9.0%
95 to 99.9 percentage points. . . . . . . . . . . . . . . . . . . . 9.5%
100 or more percentage points. . . . . . . . . . . . . . . . . . . 10.0%

     (d) The bonus or penalty payable in respect of any calendar quarter shall not exceed 2.5% of the average daily net asset value of the Investment Company for the four calendar quarters that are utilized in the determination of the bonus or penalty.

     (e) The bonus or penalty earned or payable by the Adviser shall be determined and paid within 10 days following the close of each calendar quarter; provided, however, that no bonus or penalty was paid in respect of the calendar quarter in which the Investment Company commenced doing business; and provided further that the bonus or penalty that would have been paid at the end of each of the first four full calendar quarters during the first year of business was computed at the end of the fourth such quarter and the bonus or penalty, as the case may be, was computed for such four calendar quarter periods on the basis of the full annual rate set forth in the table included as part of subparagraph
(c), and the bonus and penalty so computed was paid within ten days following the close of the fourth such quarter. Any such payment made within ten days after the close of a calendar quarter shall be considered for all purposes hereunder as having been paid within said calendar quarter but no such payment, whether to or by the Adviser, shall be deemed to increase or decrease Net Asset Value for purposes of com-puting the Base Advisory Fee or the bonus or penalty payment for such period.

     (f) If this agreement terminates on a date other than at the end of a calendar quarter, or if there is any other short fiscal period resulting from a change of the Investment Company's fiscal year or otherwise, the incentive adjustment for such period shall be computed as follows: (1) the effective date or other commencement of the short fiscal period shall be deemed the beginning of a calendar quarter, and the termination date or other end of a short fiscal period shall be deemed the end of a calendar quarter; (2) in determining the annual rate of the bonus or penalty applicable to any Perfor-mance Differential for any four calendar quarters including such short fiscal period, each of the per-centage figures set forth in the column labeled "Performance Differential" in the table included as part of subparagraph (c) shall be changed to the fraction of such percentage point which 270 plus the number of days in such short fiscal period bears to 360; and (3) the maximum limitation of 2.5% which the number of days in such short fiscal period bears to 90.

     (g) Payments described herein shall be accompanied by a report of the Investment Company prepared either by the Investment Company or by a reputable firm of independent accountants which shall show the amount properly payable to the Adviser under this agreement and the detail or com-putation thereof. If the Adviser does not dispute such report within 30 days from the receipt thereof, it shall be deemed binding and conclusive on the parties hereto.

     6. ADVISER'S RESPONSIBILITY. The Adviser assumes no responsibility other than to render the ser-vices called for hereunder and to make the penalty payments, if any, prescribed in paragraph 5 above. The Adviser shall have no liability to the Investment Company, or to its shareholders or creditors, for any error in judgment, mistake of law, or for any loss arising out of any investment, or for any other act of omission in the performance of its obligations to the Investment Company, except for liability to which it would be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations hereunder.

     7. NO LIMITATIONS ON OTHER EMPLOYMENT. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Adviser who may also be a director, officer or employee of the Investment Company to engage in any other business, whether of a similar nature or a dissimilar nature, however, the Adviser shall not act as an investment Adviser to anyone but the Investment Company.

     8. COVENANTS OF THE ADVISER. (a) Key Man Insurance. The Adviser shall at its expense cause to be maintained Key Man Insurance covering Barry Ziskin in an amount not less than $2 million (and, to the extent any such insurance consists of a whole life or similar type policy, not make any borrowings in connection therewith which would cause the benefits payable thereunder to be less than $2 million). The Adviser shall further cause the Investment Company to be duly designated, by means in form and substance satisfactory to the Investment Company, a beneficiary on policies of Key Man Insurance covering Barry Ziskin owned by the Adviser. Upon request of the Investment Company, the Adviser shall fur-nish the Investment Company, with copies of all such insurance policies and such other evidence as to com-pliance with the foregoing, and as the Investment Company may reasonably request.

     (b) Dividend Restriction. The Adviser covenants and agrees that, so long as this Agreement is in effect, the Adviser, unless the Adviser receives written consent of the Investment Company allowing ac-tions or omissions to the contrary, will not pay or decree any dividend on its stock or make any other distribu-tion on account of its stock or redeem, purchase or otherwise acquire, directly or indirectly, any share of its stock, or otherwise make any distribution or other disposition of any of its assets whether in the or-dinary course of business or otherwise, if after and giving effect to such action the sum of the tangible net worth (being the excess of total assets over total liabilities, excluding from total assets all assets classified as intangible assets under generally accepted accounting principles) of the Adviser plus the tangible net worth of Ziskin Asset Management, Inc., which has guaranteed the obligations of the Adviser hereunder, would be less than the greater of (i) $1,500,000 or (ii) 10% of the net assets of the Investment Company as of the last day of the most recently ended fiscal quarter of the Investment Company but not more than $2,700,000.

     9. TERMINATION. Subject to the next sentence of this paragraph, this Agreement shall be in effect until the close of business on December 31, 2000 and shall continue in effect from year to year thereafter, but only so long as such continuance shall be specifically approved at least annually by the Board of Direc-tors of the Investment Company, including a majority of the directors who are not parties to this Agreement or interested persons (within the meaning of the Investment Company Act of 1940) of the Adviser or of the Investment Company, cast in person at a meeting called for the purpose of voting on such approval, or by vote of a majority (within the meaning of the Investment Company Act of 1940) of the outstanding voting shares of the Investment Company. Notwithstanding anything herein to the contrary, this Agree-ment may be terminated at any time, without payment of any penalty, by the Board of Directors of the Investment Company or by vote of a majority (within the meaning of the Investment Company Act of 1940) of the outstanding voting shares of the Investment Company, on sixty (60) days' written notice to the Adviser.

     10. NON-ASSIGNABILITY. This agreement shall not be assignable by either party hereto, and in the event of assignment (within the meaning of the Investment Company Act of 1940) by the Adviser, this agreement shall automatically be terminated forthwith.

     11. APPROVAL OF THIS AGREEMENT AND AMENDMENTS. This Agreement and any amendments made hereto shall be approved by vote of the holders of a majority of the outstanding shares of the Investment Company. Thereafter; no amendment to this Agreement shall become effective until approved by vote of the holders of a majority of the outstanding shares of the Investment Company. In the event that this agreement is not ratified by shareholders of the Investment Company at the Annual Meeting in 1999, the Investment Company and the Adviser shall continue to be bound by the Investment Advisory Agreement in effect immediately prior to said Annual Meeting.

     12. NOTICES. Any notices required hereunder shall be in writing and shall be deemed given when delivered in person or when sent by first-class registered or certified mail to the parties at the following address or at such addresses as either party may from time to time specify by notice to the other:

                       If  to  the  Investment  Company  at:
                            Z-Seven  Fund,  Inc.
                            1819  S.  Dobson  Road
                            Suite  #109
                            Mesa,  AZ  85202

                       If  to  the  Adviser  at:
                            TOP  Fund  Management,  Inc.
                            1819  S.  Dobson  Road
                            Suite  #109
                            Mesa,  AZ  85202


     13. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the law of the State of New York.

     IN WITNESS WHEREOF the parties hereto have executed these presents on the date first above mentioned.



                                        Z-SEVEN  FUND,  INC.


                                             By_________________________________
                                                                       President

                                        TOP  FUND  MANAGEMENT,  INC.


                                             By_________________________________
                                                                       President